ROCHDALE INVESTMENT TRUST

                            Supplement to Prospectus
                                Dated May 1, 2003

                  The Date of This Supplement is June 18, 2003

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Rochdale  Investment  Trust  ("Trust")  is a mutual  fund  comprised  of several investment  portfolios  (each  referred to in this  Prospectus  Supplement  as a
"Portfolio"  and  collectively,   as  the  "Portfolios").   Rochdale  Investment
Management LLC ("Advisor"), the investment advisor for each of the Portfolios, and its affiliate, RIM Securities LLC ("Distributor"), the distributor and principal underwriter for each of the Portfolios, has recommended certain changes in the manner in which the Portfolios are distributed and, in the case of the Rochdale Alpha Portfolio, a change in name, investment goals, and policies. The Board of Trustees has approved each of these recommendations. This document describes these changes, cross-referencing as appropriate to relevant portions of the Trust's Prospectus dated May 1, 2003. Shareholders and investors are urged to review this Prospectus Supplement carefully and retain it for future reference.


                        CONTENTS OF PROSPECTUS SUPPLEMENT

Rochdale Magna Portfolio: Closure........................................................Page 2
Rochdale Alpha Portfolio:  Reopening of Portfolio and Name Change........................Page 2
Rochdale Alpha Portfolio:  New Investment Goal and Policies..............................Page 2-4
Distribution Fees........................................................................Page 4
Shareholder Expenses and Expense Example.................................................Page 5-6
Shareholder Information:  Sales Charges Applicable to New Investments in the Portfolios..Page 7-8



Rochdale Magna Portfolio:  Closure

As of May 27, 2003, the Rochdale Magna Portfolio has been closed to new investment. It is anticipated that the Advisor will recommend substantial changes in the investment policies of the portfolio or its liquidation. Shareholders of the Magna Portfolio may exchange their shares in the Magna Portfolio for shares of any of the other investment portfolios offered by the Trust, including the Rochdale Large Growth and Rochdale Large Value Portfolios, which have long-term capital appreciation as an investment goal and a large-cap investment strategy similar to that of Magna.

Rochdale Alpha Portfolio:  Reopening of Portfolio and Name Change

Effective June 27, 2003, the Rochdale Alpha Portfolio will be reopened to new investors and will be renamed the Rochdale Dividend & Income Portfolio.

Rochdale Alpha Portfolio:  New Investment Goal and Policies

Effective June 27, 2003, the investment goal and policies of the Rochdale Alpha Portfolio will change. Shareholders of the Alpha Portfolio who do not wish to be invested in accordance with the new investment goal and policies of the Alpha Portfolio may exchange their shares in the Alpha Portfolio for shares of any of the other investment portfolios offered by the Trust, including the Rochdale Mid/Small Growth and Rochdale Mid/Small Value Portfolios, which have long-term capital appreciation as an investment goal and a mid- to small-cap investment strategy. The information in this section relates only to the Alpha Portfolio and will replace information about the Alpha Portfolio that appears on pages 4, 18, and 19 of the Trust's Prospectus.

Investment Goal

The Portfolio seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities. The Advisor determines the asset allocation of the Portfolio at any given time in light of its assessment of the relative attractiveness of dividend-paying stocks and other income-generating securities with respect to current economic conditions and investment opportunities. It is anticipated that the Portfolio will invest at least 50% of its assets in dividend-paying equity securities. The fund is not managed as a balanced portfolio.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, and real estate investment trusts (REITs). Companies of any size may be considered for investment. In selecting equity securities, the Advisor will seek companies that pay above-average, stable dividend yields and have the ability to grow yields over time. The Portfolio may acquire non-income producing issues if, in the judgment of the Advisor, the company has the potential to pay dividends in the future. The equity securities included in the portfolio tend to be value-oriented, with strong businesses, strong balance sheets, and good prospects for longer-term earnings growth. Equity investments will consist primarily of domestic securities, but the Portfolio also may invest up to 25% of its total assets in dividend- and income-generating foreign securities, including those of emerging markets. The Advisor expects that the Portfolio will generate a higher yield and have a lower aggregate price/earnings ratio than those of similar funds over the long term, although there can be no assurance that the Portfolio will do so.

Fixed income securities in which the Portfolio may invest include corporate debt obligations, debt obligations of the U.S. or municipal government and agencies, debt obligations of foreign governments or corporations including those in emerging markets, bank obligations, commercial paper, repurchase agreements, Eurodollar obligations, and high-yield obligations. Issues of any maturity may be considered for investment. In selecting fixed income securities for the Portfolio, the Advisor seeks securities with attractive rates of current income with consideration to the credit quality of the issuer and the maturity, duration, and other characteristics of the obligation. The Portfolio may invest in both investment grade and non-investment grade securities, and investments may include both rated and unrated securities. Investment-grade obligations are generally considered to be those rated BBB or better by S&P Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB or Baa, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. No more than 15% of the Portfolio's assets at cost may be invested in debt securities, convertible securities, or preferred stocks deemed below investment grade.

Although not a principal investment strategy, the Portfolio may at times sell securities short or use derivative instruments and related investment techniques to hedge exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio's investment goal. Under appropriate circumstances, the portfolio also may invest in other securities deemed to be income-generating, both publicly traded and non-public, including unit investment trusts, master limited partnerships, real estate partnerships, and participation interests. Investment in illiquid securities is limited to 15% of assets.

Once purchased, companies are monitored for changes in their fundamentals and in industry conditions. The Portfolio will continue to own a security as long as the dividend or interest yields satisfy the Portfolio's objectives, the credit quality meets the Advisor's fundamental criteria, valuation is attractive, and industry trends remain favorable.

Under normal conditions, the Portfolio seeks to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

It is anticipated that portfolio turnover will not exceed 150%. A high portfolio turnover (100% or more) can result in higher transaction costs.


Principal Risks

As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. Risks that could adversely affect the value of your investment include the potential that the stock or bond market declines; interest or inflation rates rise or fall significantly; the market undervalues the securities held by the Portfolio; the stocks held by the Portfolio fail to grow their earnings; the stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies; there is a significant change in legislation or policy affecting taxation on dividends; the issuer of a security is unable to satisfy dividend, interest, or principal payments when anticipated; or the issuer of a security becomes bankrupt or otherwise becomes insolvent.

Who May Want to Invest in the Portfolio

The Portfolio may be appropriate for investors who are pursuing a long-term investment goal but seek stability and/or current income through investment in equities and fixed income. The Portfolio may not be appropriate for investors who are pursuing a short-term investment goal or do not wish to generate income as a component of total return.

Distribution Fees

The information below replaces the information that appears on page 27 of the Trust's Prospectus under the heading "Distribution Fees" and relates to all of the Trust's Portfolios.

The Portfolios have adopted a Share Marketing Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company of 1940. Under the Plan, each of the Portfolios may pay fees of up to 0.25% of each Portfolio's average daily net assets in connection with the sale and distribution of their shares and/or for services provided to their shareholders. Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid pursuant to the Plan are taken into account when computing the amounts that the Advisor is obligated to reimburse the respective Portfolios pursuant to the Expense Waiver and Reimbursement Agreement currently in effect for each of the Portfolios.

Shareholder Expenses and Expense Example

Effective July 1, 2003, information shown in the table below and the "Example" following it replaces the corresponding information that appears on pages 15-16 of the Trust's Prospectus. Information in the table below is based on expenses incurred with respect to the Trust's fiscal year ended December 31, 2002, revised to reflect the changes in the Trust's distribution arrangements described in this Prospectus Supplement. For the Rochdale Atlas Portfolio only, the Distributor will voluntarily waive fees to which it is entitled under the Plan until August 1, 2003.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                                                                      Intermediate
                                           Dividend &           Large     Large   Mid/Small  Mid/Small   Fixed
                                  Magna     Income     Atlas    Growth    Value     Growth     Value    Income
                                 Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
---------------------------------------------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from
   your investment)
Maximum sales charge (load)
  imposed on purchases........... 5.75%     5.75%     5.75%     5.75%     5.75%     5.75%     5.75%    5.75%
Maximum deferred sales
  charge (load)(1)............... 1.00%     1.00%     1.00%     1.00%     1.00%     1.00%     1.00%    1.00%
Redemption Fee (as a % of amount
  Redeemed)(2)................... 2.00%     2.00%     2.00%     2.00%     2.00%     2.00%     2.00%    2.00%

Annual Fund Operating Expenses
Management Fee................... 1.00%     1.00%     1.00%     0.50%     0.50%     0.50%     0.50%    0.40%
Distribution (12b-1) Fees........ 0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%    0.25%
Other Expenses................... 1.06%     1.24%     0.64%     0.73%     0.72%     0.77%     0.75%    0.48%

Total Annual Fund
  Operating Expenses............. 2.31%     2.49%     1.89%     1.48%     1.47%     1.52%     1. 50%   1.13%

Fee Reduction/Waiver (3).........-0.56%    -0.64%     0.00%    -0.23%    -0.22%    -0.17%     -0.15%  -0.23%
                                 -----------------------------------------------------------------------------

Net Expenses..................... 1.75%     1.85%     1.89%     1.25%     1.25%     1.35%      1.35%   0.90%
                                 -----------------------------------------------------------------------------

(1) The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

(2) The redemption fee applies only to those shares that were held for eighteen months or less and which were not subject to a sales charge at the time of purchase or to a CDSC at the time of redemption. The redemption fee is payable to the redeeming Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3) The Advisor has contractually agreed to reduce its fees and/or pay expenses for each Portfolio's Total Annual Fund Operating Expenses (excluding interest and taxes) to the net expense amounts shown for all Portfolios, other than the Atlas Portfolio, which is contractually limited to 1.95%. This contract has a one-year term, renewable annually. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by a Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Trustees will review any such reimbursement. Each Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.


Example

This Example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Portfolio's operating expenses remain the same. This Example uses net expenses for the first year and total annual fund operating expenses for three, five, and ten years. Although your actual costs may be higher or lower, under the assumptions, your costs would be:


                                                                                                Intermediate
                                    Dividend &            Large     Large    Mid/Small Mid/Small   Fixed
                            Magna     Income     Atlas    Growth    Value     Growth     Value    Income
                           Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
---------------------------------------------------------------------------------------------------------

If you redeem your
shares:(1)(2)

One Year                      $ 743     $ 752     $ 756     $ 695     $ 695     $ 705     $ 705     $ 662
Three Years                 $ 1,204   $ 1,248   $ 1,135     $ 995     $ 993   $ 1,012   $ 1,008     $ 892
Five Years                  $ 1,691   $ 1,770   $ 1,538   $ 1,316   $ 1,312   $ 1,341   $ 1,333   $ 1,141
Ten Years                   $ 3,028   $ 3,193   $ 2,659   $ 2,223   $ 2,214   $ 2,270   $ 2,250   $ 1,851

If you do not redeem your shares:(1)

One Year                      $ 743     $ 752     $ 756     $ 695     $ 695     $ 705     $ 705     $ 662
Three Years                 $ 1,204   $ 1,248   $ 1,135     $ 995     $ 993   $ 1,012   $ 1,008     $ 892
Five Years                  $ 1,691   $ 1,770   $ 1,538   $ 1,316   $ 1,312   $ 1,341   $ 1,333   $ 1,141
Ten Years                   $ 3,028   $ 3,193   $ 2,659   $ 2,223   $ 2,214   $ 2,270   $ 2,250   $ 1,851


(1)  Prior to 18 months after  investing and if no sales charge was paid.
(2)  2% redemption fee assessed.

Shareholder Information: Sales Charges Applicable to New Investments in the Portfolios

The information below supplements, but does not replace, the information that appears on page 29 of the Trust's Prospectus, under the heading "Shareholder Information - How to Buy Shares."

Public Offering Price. Effective July 1 2003, shares of each of the Portfolios of the Trust are offered at their net asset value per share ("NAV") plus the applicable sales charge. The sales charge varies depending on how much you invest; charges are set forth in the table below. There are no sales charges on reinvested distributions.

                                    Sales Charge  Sales Charge
                                      as a % of     as a % of        Dealer
Amount Invested                    Offering Price  Net Investment Reallowance(1)
--------------------------------- --------------- --------------- --------------
Less than $25,000                      5.75%           6.10%          5.00%
$25,000 but less than $50,000          5.50%           5.82%          4.75%
$50,000 but less than $100,000         5.00%           5.26%          4.25%
$100,000 but less than $250,000        4.00%           4.17%          3.25%
$250,000 but less than $500,000        3.25%           3.36%          2.50%
$500,000 but less than $1,000,000      2.25%           2.30%          1.50%
$1 million or more(2)                  0.00%           0.00%          1.00%

(1) Dealers who have entered into selected dealer agreements with the Distributor receive a percentage of the initial sales charge on sales of shares of the Portfolios. The Distributor retains the balance of the sales charge paid by investors. The dealer's reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Funds.
(2) The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

Rights of Combination. As shown in the table above, purchases of shares of the Portfolios by a "single investor" may be eligible for sales charge reductions. A "single investor" is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account. Certain employee benefit and retirement benefit plans may also be considered as "single investors" if certain uniform criteria are met. If you purchase shares of more than one Portfolio, the appropriate sales charge is calculated on the combined value of your purchase. Please refer to the Statement of Additional Information.

Rights of Accumulation. You may qualify for a "volume discount" on purchases of shares of the Portfolios if the total amount being invested in shares of the Portfolios, in the aggregate, reaches levels indicated in the sales charge schedule above. Under this "Right of Accumulation," you may aggregate the net asset value of all shares previously purchased in the Portfolios with the dollar amount of shares to be purchased. For example, if you already own shares in the Trust's Atlas Portfolio, with a combined aggregate net asset value of $450,000, the sales charge on an additional purchase of $60,000 shares of the Intermediate Fixed Income Portfolio would be 2.00% on that purchase, because you had accumulated more than $500,000 total in Trust as a whole.

Letter of Intent. You can qualify for a reduced sales charge by signing a non-binding Letter of Intent stating your intention to buy an amount of shares in one or more of the Portfolios during the next thirteen months sufficient to qualify for the reduction. (Your letter will not apply to purchases made more than 90 days prior to the letter.) During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales charge for the Portfolio(s) you have selected each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

Exempt Share Purchases. Investors (i) who were shareholders of any of the Portfolios as of June 26, 2003, and are adding to their investment in the Trust;
(ii) who purchase shares of any Portfolio on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; or (iii) who acquire shares of any Portfolio through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor, will not be subject to a sales charge. Purchases of shares of any of the Portfolios by investors who are officers, directors, trustees or employees of the Advisor or the Trust; any of the Advisor's affiliates; any selected dealer; or any member of the immediate family of the foregoing (including shares purchased as part of any such individual's contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge. Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan. Sales charges may also be waived for any investor buying shares with the proceeds of shares sold in the prior 12 months from a mutual fund (whether or not managed by the Advisor) on which an initial sales charge or contingent deferred sales charge was paid.

If you have any questions, please call Rochdale at 1-800-245-9888.


                Please retain this Supplement with the Prospectus
             The date of this Prospectus Supplement is June 18, 2003


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                                     (Rochdale Investment Trust's SEC Investment
                                           Company Act file number is 811-08685)